101 P1 01/20

SUPPLEMENT DATED JANUARY 14, 2020

TO THE PROSPECTUS DATED

JANUARY 1, 2020 OF

TEMPLETON GROWTH FUND, INC.

The Prospectus is amended as follows:

I.      The table in the “Fund Summary — Performance — Average Annual Total Returns” section is replaced with the following:

Average Annual Total Returns

(figures reflect sales charges)

For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Templeton Growth Fund, Inc. - Class A
Return Before Taxes	-19.25%	-0.98%	7.09%
Return After Taxes on Distributions	-21.26%	-1.72%	6.62%
Return After Taxes on Distributions and Sale of Fund Shares	-9.66%	-0.58%	5.94%
Templeton Growth Fund, Inc. - Class C	-15.96%	-0.60%	6.89%
Templeton Growth Fund, Inc. - Class R	-14.75%	-0.10%	7.42%
Templeton Growth Fund, Inc. - Class R6	-14.27%	0.50%	3.54%[1]
Templeton Growth Fund, Inc. - Advisor Class	-14.32%	0.40%	7.96%
MSCI All Country World Index (index reflects no deduction for fees, expenses or taxes)	-8.93%	4.82%	10.05%

1. Since inception May 1, 2013.

Please keep this supplement with your Prospectus for future reference.